UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 20, 2005

MIKOHN GAMING CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	00-22752	88-0218876
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

920 Pilot Road, P.O. Box 98686 Las Vegas, NV	89119-8686
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(702) 896-3890

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The Board of Directors of Mikohn Gaming Corporation, d/b/a Progressive Gaming International Corporation (the “Company”), approved the withholding of a portion of vested shares issuable to four executive officers under the Company’s Employee Stock Incentive Plan (the “Restricted Stock Plan”), to satisfy the tax withholding obligations related to the vesting of those shares. The four executive officers filed Form 4’s on June 17, 2005 for the sole purpose of disclosing the vesting of the shares issuable under the Restricted Stock Plan and the related repurchase by the Company of a portion of the shares to satisfy tax withholding obligations. Each executive retained the remainder of the vested shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIKOHN GAMING CORPORATION

Date: June 20, 2005	/s/ Michael A. Sicuro
Michael A. Sicuro Executive Vice President, Chief Financial Officer, Treasurer and Secretary